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                                   AMENDMENT 3
                                       TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT dated as of April 4, 1996 to EMPLOYMENT AGREEMENT dated as of August 1, 1994 between DANSKIN, INC ("Employer") and MARY ANN DOMURACKI ("Employee)) (the "Employment Agreement):

         NOW, THEREFORE, in consideration of the premises of such Employment Agreement and the covenants contained therein, and other good and valuable consideration, the Employer and Employee hereby agree to amend the Employment Agreement in the following respects:

Paragraph 1.02 of the Employment Agreement is hereby amended in its entirety so as to read as follows:

                  "1.02 Position. The Employee is employed to be and serve as President and Chief Executive Officer reportin to the Chairman of the Board and shall serve on the Employer's Board of Directors.

Paragraph 4.04(c) of the Employment Agreement is hereby amended in its entirety so as to read as follows:

         (c) For purposes of this Agreement, a "resignation following a change of control" occurs when, within twenty-four (24) months following a change of control as defined herein, the Employee determines in good faith that her business objectives and philosophy are incompatible with those of the Employer and such incompatibility is likely to interfere with the performance of the Employee's duties hereunder, and, within that twenty-four (24) month period, the Employee, by written notice to the Employer, resigns her employment with the Employer.


         IN WITNESS WHEREOF, the parties have executed this Amendment _____ as of the date first written above.


For the Employer:                    DANSKIN, INC.

                                     By:  __________________________________
                                          Howard D. Cooley
                                          Chairman of the Board of Directors

                                     Attest: _______________________________
                                             Lynn Golubchik
                                             Assistant Secretary


For the Employee                             _______________________________
                                             Mary Ann Domuracki

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